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                           PLEDGE AND ESCROW AGREEMENT
                           ---------------------------

         This PLEDGE AND ESCROW AGREEMENT ("Agreement") is made as of May 6, 1996, by and among those persons who have executed this Agreement as pledgors (the "Pledgors"), MICROS-to-MAINFRAMES, INC., a New York corporation with its principal place of business at 614 Corporate Way, Valley Cottage, New York 10989 ("MTM"), DATA.COM DIRECT, INC. a New York corporation with its principal place of business at 614 Corporate Way, Valley Cottage, New York 10989 ("Subsidiary") and SNOW BECKER KRAUSS P.C. with offices at 605 Third Avenue, New York, New York 10158 (the "Escrow Agent").

                                    RECITALS
                                    --------

         A. MTM, Subsidiary, Data.Com Results, Inc., a Connecticut corporation with its principal place of business at Inwood Business Park, Rocky Hill, Connecticut 06067 ("Data.Com") and Robert A. Fries, the principal shareholder of Data.Com ("Fries") have entered into an Asset Purchase Agreement dated as of the 1st day of May, 1996 (the "Purchase Agreement") All defined terms herein shall have the meaning ascribed to same in the Purchase Agreement, except as the context hereof otherwise requires.

         B. Under the Purchase Agreement, Data.Com and Fries agreed to indemnify and hold harmless MTM and Subsidiary from and against any and all costs, losses, liabilities, damages, claims, demands or expenses (including reasonable legal fees and expenses incurred in defending against any such claims) incurred by MTM and/or Subsidiary and arising out of or resulting from (i) any misrepresentation or breach of any warranty or covenant by Data.Com and/or Fries under the Purchase Agreement and (ii) the nonfulfillment of any obligation or covenant of Data.Com and Fries under the Purchase Agreement. The Purchase Agreement provides that 80,000 of the shares received at Closing shall be held in escrow for a period of up to one (1) year from the Closing, subject to extension in the event an unresolved claim is made on or prior to said one (1) year period ("Escrowed Shares"). The MTM Common Stock shall be valued at five dollars ($5.00) per share.

         C. Escrow Agent is willing to enter into this Agreement, accept the escrow deposits, and perform services hereunder.

                                    AGREEMENT
                                    ---------

         IN CONSIDERATION of the above recitals and the mutual covenants set forth in this Agreement, the parties agree as follows:



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SECTION 1. ESCROW.

         1.1. Collateral. (a) As collateral security for the indemnification set forth in Section 13.1 of the Purchase Agreement by Data.Com and Fries, Data.Com, on behalf of itself, its successors and assigns (including but not limited to its Shareholders) (collectively the "Pledgors") does hereby grant a collateral security interest in, and sell, assign, transfer, set over and pledge to MTM and Subsidiary (collectively the "Pledgees"), and to their respective successors and assigns for collateral purposes, and delivers to Escrow Agent, for the purpose herein stated, the Escrow Shares. All items deposited hereunder from time to time, are hereinafter collectively referred to as the "Collateral" or "Escrow Amount". This Agreement shall be deemed a Security Agreement under the Uniform Commercial Code of New York.

                  (b) The Collateral is assigned and transferred to Pledgees by way of collateral security only and accordingly, MTM, Subsidiary and Escrow Agent, by their acceptance hereof, shall not be deemed to have assumed or become liable for any of the obligations or liabilities of Pledgors thereunder, if any, whether arising by operation of law or otherwise, Pledgors hereby acknowledging and agreeing that Pledgors are and remain liable thereunder to the same extent as though this Agreement had not been made.

         1.2. Additional Collateral; Substituted Collateral. From and after the date of execution of this Agreement, Pledgors shall deposit with Escrow Agent all cash dividends (except as otherwise specifically provided in Section 1.6 hereof), stock dividends and distributions with respect to the Collateral, together with executed stock powers, the signatures on which have been guaranteed by a member firm of the New York Stock Exchange or a national bank. Any such additional property required to be deposited hereunder shall constitute part of the Collateral for all purposes hereof. Data.Com and its permitted assigns, to the extent permitted and in accordance with the procedure set forth in the Purchase Agreement, may at any time during the term of this Agreement sell any of the securities constituting the Collateral (and Escrow Agent shall accept instructions from Data.Com and its assigns for such purposes to the extent Data.Com and its assigns have complied with the Purchase Agreement, and shall comply with such instructions to the extent practicable), but the proceeds from such sale shall be pledged hereunder and shall constitute part of the Collateral.

         1.3 Appointment of Escrow Agent. Each of Pledgors and Pledgees hereby appoints Snow Becker Krauss P.C. as Escrow Agent to receive, hold, administer, and deliver the Collateral in accordance with this Escrow Agreement, and Snow Becker Krauss P.C. hereby accepts its appointment, accepts the deposit of the Collateral, acknowledges receipt thereof, agrees to accept additional deposits

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to be made hereunder, and agrees to hold the Collateral and dispose of it, all subject to and upon the terms and conditions set forth herein. The Escrow Agent shall dispose of the Escrow Amount in accordance with the express provisions of this Agreement, and shall not make, be required to make, or be liable in any manner for its failure to make, any determination under the Purchase Agreement or any other agreement, including without limitation any determination whether Pledgors or Pledgees has complied with the terms of the Purchase Agreement or is entitled to payment or to any other right or remedy thereunder.

         1.4. Safekeeping; Investments. The Escrow Agent shall place the Escrow Shares in its vault at a bank located in the City of New York. The Escrow Agent shall invest and reinvest any cash which may in the future become collateral in one or more interest-bearing federally insured money market accounts, or other like investments.

         1.5 Financing Statements. Data.Com and its assigns will join with Pledgees in executing such financing statements, continuation statements, partial releases and termination statements as Pledgees may deem reasonably necessary or appropriate. A photographic, carbon or other reproduction of this Agreement shall be sufficient as a financing statement. Data.Com and its assigns will execute such additional security agreements, pledge agreements, or other documentation in form and substance satisfactory to Pledgees (in Pledgee's reasonable opinion) as Pledgees may reasonably request in connection with the pledge hereunder.

         1.6 Voting. So long as Data.Com and its assigns comply with the terms of this Agreement, Data.Com and its assigns shall be entitled to vote any Escrowed Shares, and to receive all cash dividends and distributions (other than stock dividends or liquidating distributions) thereon.

         1.7. Release of Collateral. The Escrow Agent shall hold the Escrow Amount until it delivers the Escrow Amount as provided in this Section 1.7, as follows:

                  (a) Escrowed Shares. Forty-Five Thousand (45,000) of the Escrowed Shares shall be released upon the Pledgor's delivery of a consent of the State of Connecticut to the assignment of the Information Processing Systems Master Software License Agreement dated October 23, 1995 between the State of Connecticut and Data.Com or a substantially similar contract between the State of Connecticut and Buyer. If such consent or new contract is not delivered within six (6) months of Closing or Pledgor receives notice of termination of such contract from the State of Connecticut prior to such six (6) months, such 45,000 shares shall be delivered to Pledgee. The Escrowed Shares shall be released from escrow one (1) year from Closing, provided any Escrowed Shares in the possession of the Escrow Agent at the end of such one (1) year period shall be retained in escrow to the extent necessary to satisfy in full any claims

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arising prior to the end of such period that then remain unresolved. Any
Escrowed Shares retained after one year from closing as provided above shall be released from time to time as the claims are resolved and the need for all or part of the Escrowed Shares to satisfy remaining claims is unnecessary.

                  (b) Joint Instructions. If the Escrow Agent receives written instructions signed by Fries, as representative for all the Pledgors, or in the event of the death of Fries, Barbara Fries, as representative for all the Pledgors, and Pledgees, directing delivery of all or a portion of the Collateral, the Escrow Agent shall comply with the instructions, regardless of whether or not the instructions comply with (a) and/or (b) above.

                  (c) Pledgees' Demand. If the Escrow Agent receives a written notice signed by both Pledgees stating that they are entitled to all or a portion of the Escrow Amount to the extent set forth above, and that Pledgees have delivered a copy of the notice to Fries, the Escrow Agent shall resend such notice to Fries. Unless the Escrow Agent has received a written objection to Pledgees' demand from Fries within ten (10) calendar days after the Escrow Agent's delivery of a copy of Pledgees' notice to Fries, the Escrow Agent shall deliver to Pledgees, the Escrow Amount claimed by Pledgees fifteen (15) calendar days after the Escrow Agent's delivery of a copy of Pledgees' notice to Fries. If the Escrow Agent receives a written objection from Fries as provided above, the Escrow Agent shall continue to hold the Escrow Amount until it has received written instructions signed by the parties hereto or a final non-appealable order of a court of competent jurisdiction directing delivery of the disputed Escrow Amount, in which case the Escrow Agent shall deliver the disputed Escrow Amount in accordance with the instructions or order.

                  (d) Pledgor's Demand. If the Escrow Agent receives a written notice signed by the Fries, as the representative for all the Pledgors, stating that Pledgors are entitled to the Escrow Amount to the extent set forth above and that Fries has delivered a copy of the notice to Pledgees, then the Escrow Agent shall deliver a copy of the notice to Pledgees. Unless the Escrow Agent has received a written objection to Fries's demand from a Pledgee within ten
(10) calendar days after the Escrow Agent's delivery of a copy of Fries's notice to Pledgees, the Escrow Agent shall deliver to Pledgors all or a portion of the Escrow Amount claimed by Fries fifteen (15) calendar days after the Escrow Agent's delivery of a copy of Fries's notice to Pledgees. If the Escrow Agent receives a written objection from a Pledgee as provided above, the Escrow Agent shall continue to hold the Escrow Amount until it has received written instructions signed by the parties hereto or a final non-appealable order of a court of competent jurisdiction directing delivery of the disputed Escrow Amount, in which case the Escrow Agent shall deliver the disputed Escrow Amount in accordance with the instructions or order.

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                  (e) Other Dispositions. Notwithstanding anything to the
contrary in this Escrow Agreement:

                  (1) The Escrow Agent may deposit the Escrow Amount with the clerk of any court of competent jurisdiction upon commencement of an action in the nature of interpleader or in the course of any court proceedings.

                  (2) If at any time the Escrow Agent receives a final non-appealable order of a court of competent jurisdiction directing delivery of the Escrow Amount, the Escrow Agent shall comply with the order.

         1.8. Termination. Upon any delivery or deposit of the entire Escrow Amount as provided in Section 1.7, the Escrow Agent shall thereupon be released and discharged from any and all further obligations arising in connection with this Escrow Agreement.

SECTION 2. CONCERNING THE ESCROW AGENT.

         The Escrow Agent has been induced to accept its duties under this Escrow Agreement by the following terms and conditions:

         2.1. Limitation on Liability. The Escrow Agent shall not be liable except for its own gross negligence or willful misconduct. Except for claims based upon gross negligence or willful misconduct that are finally judicially determined against the Escrow Agent, Pledgors and Pledgees shall jointly and severally indemnify and hold the Escrow Agent harmless from and against any and all losses, liabilities, claims, actions, damages and expenses, including but not limited to reasonable attorneys' fees and disbursements, arising out of or in connection with this Agreement. Without limiting the foregoing, the Escrow Agent shall in no event be liable in connection with its investment or reinvestment of the Escrow Amount in good faith in accordance with this Agreement, including without limitation any delays (not resulting from its gross negligence or willful misconduct) in the investment or reinvestment of the Escrow Amount, or any loss of interest incident to any of such delays.

         2.2. Disputes. If any disagreement arises between Pledgors, on one hand, and Pledgees, on the other, resulting in adverse claims or demands being made in connection with the Escrow Amount, or if the Escrow Agent in good faith is unsure of the action it should take hereunder, the Escrow Agent shall be entitled to hold the Escrow Amount until the Escrow Agent receives (i) a final non-appealable order of a court of competent jurisdiction directing delivery of the Escrow Amount or (ii) a written agreement executed by MTM and Fries directing delivery of the Escrow Amount, in which event the Escrow Agent shall disburse the Escrow Amount in accordance with the order or agreement.

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         2.3. Reliance. The Escrow Agent shall be entitled to rely upon any order, judgment, certification, demand, notice, instrument, or other writing delivered to it hereunder without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity of the service thereof. The Escrow Agent may act in reliance upon any instrument or signature believed by it in good faith to be genuine and may assume that any person purporting to give any notice or receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so. The Escrow Agent may act in good faith pursuant to the advice of its counsel with respect to any matter relating to this Escrow Agreement, including without limitation any determination that a court order is final and non-appealable.

         2.4. Other Agreements. This Escrow Agreement sets forth all the duties of the Escrow Agent with respect to any and all matters pertinent hereto. The Escrow Agent shall not be bound by the provisions of any other agreement.

         2.5. Duty. The Escrow Agent shall not be under any duty to give the Escrow Amount held by it hereunder any greater degree of care than it gives its own similar property.

         2.6. No Interest in Escrow Amount. The Escrow Agent does not have any interest in the Escrow Amount deposited hereunder but is serving as escrow holder only.

SECTION 3. RESIGNATION OF ESCROW AGENT.

         The Escrow Agent may at any time resign by delivering the Escrow Amount to a successor escrow agent designated jointly by MTM and Fries in writing, or to any court of competent jurisdiction, whereupon the Escrow Agent shall be discharged of and from any further obligation arising in connection with this Escrow Agreement.

SECTION 4. MISCELLANEOUS.

         4.1. Tax Reporting. For tax reporting purposes, any interest or other proceeds earned on the sale of collateral shall be deemed to be for the account of Pledgors.

         4.2. Escrow Agent Fees. Pledgees shall reimburse the Escrow Agent promptly upon request for all reasonable expenses, including reasonable attorneys' fees and any transfer taxes relating to the Escrow Amount, incurred by it in the performance of its duties under this Escrow Agreement. Notwithstanding the above, in the event of a dispute, the party hereto to which the Escrow Amount is not finally distributed shall ultimately bear all such costs arising from and after the dispute. This Section shall survive the termination of this Escrow Agreement or the resignation of the Escrow Agent. Pledgors and Pledgees hereby grant to the Escrow Agent a lien on the Escrow

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Amount such that, in the event that any and all charges payable under this
Section shall not be timely paid, the Escrow Agent shall have the right to pay itself from the Escrow Amount the full amount owed, provided that written notice of the Escrow Agent's intent to proceed under this sentence shall be given at least five (5) business days in advance of such action.

         4.3. Notices. All notices, demands and requests required or permitted to be given under the provisions of this Agreement shall be in writing and shall be deemed to have been duly delivered and received (a) on the date of personal delivery to the person who is to receive notice provided such person executes a receipt for such notice or an attorney in Escrow Agent executes an acknowledgment of such delivery, or (b) on the date of receipt (as shown on the return receipt) if mailed by registered or certified mail, postage prepaid and return receipt requested, in each case addressed to the address first written above of the respective party. Notwithstanding the above, in the event a Pledgor or Pledgee do not accept or receive the item mailed as set forth in (b) above within seven (7) days of the mailing thereof, the Pledgor or Pledgee shall be deemed to have received such notice, demand and/or request referred to in (b) above seven (7) days after the due delivery and receipt of such notice, demand and/or request to the respective parties' attorneys set forth below. Copies (which shall not constitute notice except as set forth above) will also be sent to the following respective parties' attorneys:

If to Pledgees:                      Jack Becker, Esq.
                                     Snow Becker Krauss P.C.
                                     605 Third Avenue
                                     New York, New York  10158
                                     Fax:     (212) 949-7052

If to Pledgors/Fries:                Michael K. Brown, Esq.
                                     Wiggin & Dana
                                     One Century Tower
                                     New Haven, Connecticut
                                     06508-1832
                                     Fax: (203)782-2889

or to any other or additional persons and addresses as the parties may from time to time designate in a writing delivered in accordance with this Section 4.3.

         4.4. Benefit and Binding Effect. Neither party hereto may assign this Agreement without the prior written consent of the other party hereto. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         4.5. Further Assurances. The parties shall execute any other documents that may be necessary and desirable to the implementation and consummation of this Agreement.

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         4.6. Governing Law. This Agreement shall be governed, construed and enforced in accordance with the laws of the State of New York (without regard to the choice of law provisions thereof).

         4.7. Headings. The headings herein are included for ease of reference only and shall not control or affect the meaning or construction of the provisions of this Agreement.

         4.8. Gender and Number. Words used herein, regardless of the gender and number specifically used, shall be deemed and construed to include any other gender, masculine, feminine, or neuter, and any other number, singular or plural, as the context requires.

         4.9. Amendment. This Agreement cannot be amended, supplemented or changed except by an agreement in writing that makes specific reference to this Agreement and which is signed by the party against which enforcement of any such amendment, supplement or modification is sought.

         4.10. Counterparts. This Agreement may be signed in counterparts with the same effect as if the signature on each counterpart were upon the same instrument.

         IN WITNESS WHEREOF, this Agreement has been executed by the duly authorized signatory of MTM, the duly authorized signatory of Subsidiary, the duly authorized signatory of Data.Com and Fries, and the Escrow Agent as of the date first written above.

                                   DATA.COM RESULTS. INC.

                                   By: /s/ ROBERT A. FRIES
                                      ________________________________
                                   Name:  Robert A. Fries
                                   Title:  President

                                   MICROS-to-MAINFRAMES, INC.

                                   By: /s/ STEVEN ROTHMAN
                                      ________________________________
                                   Name:  Steven Rothman
                                   Title:  President

                                   DATA.COM DIRECT, INC.

                                   By: /s/ STEVEN ROTHMAN
                                      ________________________________
                                   Name:  Steven Rothman
                                   Title:  President

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                                   /s/ ROBERT A. FRIES
                                   ____________________________________
                                   Robert A. Fries

                                   SNOW BECKER KRAUSS P.C.

                                    By: /s/ H. DAVID BERKOWITZ
                                       ________________________________

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